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                                                                    EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants , we hereby consent to the incorporation by reference in this registration statement of our report dated January 13, 1996, incorporated by reference in Teledyne, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                                            ARTHUR ANDERSON, LLP



Los Angeles, California
January 31, 1996